THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Commitment® VUL, Lincoln Corporate Variable 5, Lincoln Corporate ExecSM VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life
Lincoln Corporate Commitment® VUL, Lincoln Corporate Variable 5

Supplement dated February 7, 2023 to the Prospectus dated May 1, 2022

This Supplement outlines a change to the investment options under your flexible premium variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

On January 27, 2023, the Board of Trustees of Putnam Variable Trust approved a plan to liquidate Putnam VT Multi-Asset Absolute Return Fund, upon recommendation by Putnam Investment Management, LLC. The liquidation of the fund is expected to occur on or about April 21, 2023, although the fund may make dispositions of portfolio holdings prior to the liquidation date. As a result, this fund will no longer be available as an investment option under your Policy. If you have invested in this fund, you may transfer all money out of the fund and into another Sub-Account within your Policy. This transfer may be made any time prior to the close of business on April 20, 2023.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Sub-Account on April 21, 2023. Once this transfer occurs, any future allocations of Premium that you previously designated to this fund will be allocated to the LVIP Government Money Market Fund Sub-Account. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.